DUNCAN-HURST AGGRESSIVE GROWTH FUND
                     DUNCAN-HURST LARGE CAP GROWTH-20 FUND,
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                          SUPPLEMENT DATED MAY 26, 2000
                       TO PROSPECTUS DATED MARCH 31, 1999


     1. On May 26, 2000, Duncan-Hurst Large Cap Growth-20 Fund will begin offering Class I shares for sale. On September 21, 1999, the Duncan-Hurst Aggressive Growth Fund began offering Class I shares for sale. Class I shares are offered primarily for direct investment by investors such as pension and profit- sharing plans, employee benefit trusts, endowments, foundations and corporations. You may open a Class I Fund account with a minimum investment of $1 million and add to your account at any time with $100,000 or more. The minimum investment requirements may be waived from time to time by the Funds.

     2. The following replaces the section AFees and Expenses@ on pages 3 and 4 of the Funds' Prospectus:

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                                         LARGE CAP               AGGRESSIVE
                                                       GROWTH-20 FUND            GROWTH FUND
                                                    --------------------     --------------------
                                                    Class R      Class I     Class R      Class I
                                                    Shares       Shares      Shares       Shares
                                                    ------       ------      ------       ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases     None         None        None          None
Maximum deferred sales charge (load)                 None         None        None          None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

Management Fees                                      1.00%        1.00%       1.00%         1.00%
Distribution and Services (12b-1) Fees               0.25%        None        0.25%         None
Other Expenses                                       2.50%        2.50%       2.50%         2.50%
                                                   ------       ------      ------        ------
Total Annual Fund Operating Expenses                 3.75%        3.50%       3.75%         3.50%
Fee Reduction and/or Expense Reimbursement          (2.27)%      (2.27)%     (2.27)%       (2.27)%
                                                   ------       ------      ------        ------
Net Expenses                                         1.48%        1.23%       1.48%         1.23%
                                                   ======       ======      ======        ======

----------
* Other Expenses are estimated for the first fiscal year of each Fund. The Adviser has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to ensure that Total Fund Operating Expenses for each class of shares will not exceed the net expense amounts shown. The Adviser reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if a Fund=s expenses are less than the limit agreed to by the Funds. The Trustees may terminate this expense reimbursement arrangement at any time.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                1 Year              3 Years
                                          -----------------    -----------------
                                          Class R   Class I    Class R   Class I
Duncan-Hurst Large Cap Growth-20 Fund       $151      $125       $468      $390
Duncan-Hurst Aggressive Growth Fund         $151      $125       $468      $390

     3. The third paragraph under the section "How to Buy Shares" on page 9 of the Funds' Prospectus refers to Class R shares only. Further, only Class R shareholders may choose to enroll in the Automatic Investment Plan as it is described on page 11 of the Funds' Prospectus.

     4. Shareholders of the Funds may exchange their shares for shares of Duncan-Hurst International Growth Fund ("International Fund") or for shares for shares of Duncan-Hurst Technology Fund ("Technology Fund"). These exchanges are subject to the same terms and conditions as set forth under "How to Exchange Shares" on page 11 of the Funds' Prospectus. Before making an investment in either the International Fund or the Technology Fund, shareholders should obtain a copy of the relevant prospectus and read it carefully.

     5. The following is added to page 14 of the Funds' Prospectus:

MULTIPLE CLASS INFORMATION

The Funds offer two classes of shares - the Institutional Class ("Class I") and the Retail Class ("Class R"). While each class invests in the same portfolio of securities, the classes have separate expense structures and shareholder privileges. The net asset value of Class I and Class R shares will differ because they have different expenses. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Adviser for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class.